ACQUISITION OF SUBSIDIARIES	12 Months Ended
Dec. 31, 2022
ACQUISITION OF SUBSIDIARIES
ACQUISITION OF SUBSIDIARIES
NOTE 5:-	ACQUISITION OF SUBSIDIARIES
a.

On January 25, 2021 the Company’s German subsidiary closed on the acquisition of 100% of Jumedi GmbH. The cash consideration paid was immaterial. Jumedi GmbH is a developer of a modular system for digital health applications (DiGA) and of “CareDoc” an innovative hybrid CRM system with integrated medical app, mainly being used by Healthcare Insurance companies in Germany. Jumedi GmbH was founded in 2017, employs about 20 people, mainly Software and IT Solutions developers. Following the closing, Mr. Linus Drop who founded Jumedi in 2017 and served as its Managing Director was appointed as Co-Managing Director of SHL German Operation.

b.

On August 24, 2021, the Company signed an agreement to acquire 70% of the Mediton Group companies, a leading provider of B2B healthcare services in Israel in the field of diagnostics, preventive medicine, and medical opinions to institutional customers, including Israeli blue-chip companies, government institutions including the Israeli Social Security and Ministry of Defense, all four sick funds and to insurance companies.

The Company acquired a 70% interest in Mediton Group for approx. NIS 84 million ($26 million) and financed the acquisition from cash on hand and long-term bank financing (see Note 15 below). The transaction includes the grant of a put option to, and the receipt of a call option from, the non-controlling interest that upon exercise of the put option or call option will result in the acquisition by the Company of the remaining 30% interest in Mediton Group in approximately four to five years from closing. The exercise price of the put option and call option is based on a multiple of EBITDA of Mediton Group as defined in the acquisition agreement. The Mediton Group will continue to operate under its current leadership.

The Group has elected to measure the non-controlling interests in the acquiree at the proportionate share of the non-controlling interests of the fair value of the acquiree’s net identifiable assets.

For more details see Note 18h.

NOTE 5:-	ACQUISITION OF SUBSIDIARIES (Cont.)

The fair value of the identifiable assets and liabilities of Mediton Group and Jumedi on the respective acquisition dates based on valuations prepared by an external valuation specialist:

	Fair
	Value (**)
Cash and cash equivalents	29
Trade receivables	3,424
Other receivables	685
Property, plant and equipment	807
Deferred tax assets	300
Right of use assets	3,509
Intangible assets	15,594	(*)

	24,348

Trade payables	(668)
Other payables	(2,492)
Short-term loans from banks	(390)
Employee benefit liabilities	(985)
Lease liabilities	(3,510)
Deferred tax liability	(3,656)
	(11,701)

Net identifiable assets	12,647
Non-controlling interests	(3,673)
Put liability, net	(185)
Goodwill arising on acquisition	18,563	(*)

Total purchase cost	27,352

Cash and cash equivalents acquired with the acquiree at the acquisition date	29
Cash paid	(27,352)

Net cash	(27,323)

(*) After reclassification of $768 from other intangible assets to goodwill.

From the acquisition date, the acquired companies contributed net profit of $378 to the consolidated net loss and $8,775 to the consolidated revenues for 2021. If the business combination had taken place at the beginning of 2021, the consolidated net loss would have been $13,383 and the consolidated revenues would have been $64,273for the year 2021.

The goodwill arising on acquisition is attributed to the expected benefits from the synergies of the combination of the activities of the Company and the acquiree.

The goodwill recognized is not deductible for income tax purposes.

(**) The fair value as of the acquisition date in 2021 was based on a provisional assessment. During 2022 the purchase price allocation (“PPA”) was completed, and it was determined that trade payables as of the acquisition date should be increased by $581, with a corresponding decrease of $174 in non-controlling interests and increase of $407 in goodwill. This PPA adjustment has no material effect on profit or loss. Due to immateriality, the PPA adjustment has been recorded in the 2022 financial statements.